UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: May 7, 2004

(Date of earliest event reported): April 22, 2004

CORE LABORATORIES N.V.

(Exact name of Registrant as specified in its charter)

Commission File Number 001-14273

The Netherlands	Not Applicable
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

Herengracht 424
1017 BZ Amsterdam
The Netherlands	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (31-20) 420-3191

ITEM 2. ACQUISITION OR DISPOSTION OF ASSETS

On April 22, 2004, Core Laboratories N.V. ("Core Laboratories", "we", "our", "us") sold its specialized geophysical and seismic-related assets and business ("Seismic Business") to Paradigm Geotechnology ("Paradigm").  Total proceeds of the sale were approximately $18.4 million in cash, assumed liabilities of $0.5 million and the assumption of certain other liabilities.  The final purchase price is subject to a post-closing working capital adjustment.  The amount of consideration paid was determined in arms-length negotiations between the parties.  The transaction includes certain assets and liabilities in Calgary and Houston and two entities in Mexico, all of which are a part of Core Laboratories Reservoir Management segment.  The final purchase price will be subject to certain working capital adjustments.

The foregoing description of this transaction is qualified in its entirety by reference to the definitive agreement signed with Paradigm and the buyers, dated April 22, 2004, and filed as Exhibit 10.1 to this Current Report on Form 8-K/A dated May 7, 2004.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  Financial Statements of business acquired

  Not applicable

  Pro Forma Financial Information

  Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003.

  Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2002.

  Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2001.

  Exhibits
10.1	ASSET PURCHASE AGREEMENT between CORE LABORATORIES CANADA LIMITED, CORE LABORATORIES LP and CORE LAB de MEXICO S.A. de C.V., as "Sellers"; CORE LABORATORIES N.V. as "Seller Parent" and PARADIGM GEOTECHNOLOGY B.V., PARADIGM GEOPHYSICAL CANADA LTD. And PARADIGM GEOPHYSICAL CORP. as "Buyers" dated April 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Core Laboratories N.V., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORE LABORATORIES N.V.
	by:	Core Laboratories International B.V.

Dated: May 7, 2004	By:	/s/ Richard L. Bergmark
Richard L. Bergmark
Chief Financial Officer

Core Laboratories N.V.

PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial statements reflect adjustments of the discontinued operations caused by the sale of substantially all of our Seismic Business to Paradigm and the abandonment of the remaining seismic operation not sold. These unaudited pro forma consolidated financial statements have been prepared from, and should be read in conjunction with, our historical consolidated financial statements and notes thereto, which are included in our Annual Report on Form 10-K for the year ended December 31, 2003 and Quarterly Report on Form 10-Q as of March 31, 2004.

The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have occurred had the sale been consummated as of the dates indicated, nor is it necessarily indicative of our future operating results.

The unaudited pro forma condensed consolidated statements of operations give effect to the sale as if it had occurred on January 1, 2001. The Seismic Business results were presented as discontinued operations in our Quarterly Report on Form 10-Q as of March 31, 2004.

Core Laboratories N.V.
Pro Forma Consolidated Condensed Statement of Operations as of December 31, 2003
(In thousands, except per share data)

			Adjusted
	Historical (1)	Adjustments (2)	Consolidated

REVENUES:
SERVICES	$ 327,342	$ 32,470	$ 294,872
SALES	78,295	-	78,295
	405,637	32,470	373,167
OPERATING EXPENSES:
Costs of services	261,329	31,115	230,214
Costs of sales	65,592	-	65,592
General and administrative expenses	22,787	-	22,787
Depreciation & amortization	23,535	3,355	20,180
Other (income) expense	(925)	431	(1,356)

INCOME (LOSS) BEFORE INTEREST EXPENSE
AND INCOME TAX EXPENSE	33,319	(2,431)	35,750
INTEREST EXPENSE	7,702	33	7,669
INCOME (LOSS) BEFORE INCOME TAX EXPENSE	25,617	(2,464)	28,081
INCOME TAX EXPENSE	6,917	(515)	7,432
NET INCOME (LOSS)	$ 18,700	$ (1,949)	$ 20,649

Earnings Per Share:
Basic	$ 0.62	$ (0.06)	$ 0.68

Diluted	$ 0.60	$ (0.06)	$ 0.66

Weighted Average Common Shares Outstanding:
Basic	30,209		30,209

Diluted	31,179		31,179

Core Laboratories N.V.
Pro Forma Consolidated Condensed Statement of Operations as of December 31, 2002
(In thousands, except per share data)

			Adjusted
	Historical (1)	Adjustments (2)	Consolidated

REVENUES:
SERVICES	$ 302,098	$ 33,980	$ 268,118
SALES	62,650	-	62,650
	364,748	33,980	330,768
OPERATING EXPENSES:
Costs of services	240,847	32,573	208,274
Costs of sales	60,461	-	60,461
General and administrative expenses	20,183	-	20,183
Depreciation & amortization	20,097	2,788	17,309
Other expense	2,402	1,980	422

INCOME (LOSS) BEFORE INTEREST EXPENSE
AND INCOME TAX EXPENSE	20,758	(3,361)	24,119
INTEREST EXPENSE	7,603	-	7,603
INCOME (LOSS) BEFORE INCOME TAX EXPENSE	13,155	(3,361)	16,516
INCOME TAX EXPENSE	5,525	(691)	6,216
NET INCOME (LOSS)	$ 7,630	$ (2,670)	$ 10,300

Earnings Per Share:
Basic	$ 0.23	$ (0.08)	$ 0.31

Diluted	$ 0.23	$ (0.08)	$ 0.31

Weighted Average Common Shares Outstanding:
Basic	33,174		33,174

Diluted	33,174		33,174

Core Laboratories N.V.
Pro Forma Consolidated Condensed Statement of Operations as of December 31, 2001
(In thousands, except per share data)

			Adjusted
	Historical (1)	Adjustments (2)	Consolidated

REVENUES:
SERVICES	$ 304,568	$ 39,402	$ 265,166
SALES	72,004	-	72,004
	376,572	39,402	337,170
OPERATING EXPENSES:
Costs of services	232,683	38,046	194,637
Costs of sales	60,625	-	60,625
General and administrative expenses	15,929	-	15,929
Depreciation & amortization	18,361	2,639	15,722
Goodwill amortization	4,174	-	4,174
Write-offs and other charges	5,750	-	5,750
Restructuring charges	2,975	-	2,975
Other (income) expense	(502)	2,595	(3,097)

INCOME (LOSS) BEFORE INTEREST EXPENSE
AND INCOME TAX EXPENSE	36,577	(3,878)	40,455
INTEREST EXPENSE	7,921	11	7,910
INCOME (LOSS) BEFORE INCOME TAX EXPENSE	28,656	(3,889)	32,545
INCOME TAX EXPENSE	8,024	(1,079)	9,103
NET INCOME (LOSS)	$ 20,632	$ (2,810)	$ 23,442

Earnings Per Share:
Basic	$ 0.62	$ (0.09)	$ 0.71

Diluted	$ 0.60	$ (0.08)	$ 0.68

Weighted Average Common Shares Outstanding:
Basic	33,075		33,075

Diluted	34,272		34,272

NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
(Unaudited and in thousands, except share data)

In March 2004, the Board of Supervisory Directors approved a plan to exit the specialized geophysical and seismic-related business that is included in our Reservoir Management segment. The approved plan allowed management latitude in the method of exiting, including sales to a third party.  On April 22, 2004, Core Laboratories sold its specialized geophysical and seismic-related assets and business to Paradigm Geotechnology ("Paradigm").  Total proceeds of the sale were approximately $18.4 million in cash, assumed liabilities of $0.5 million and the assumption of certain other liabilities.  The final purchase price is subject to a post-closing working capital adjustment.  The amount of consideration paid was determined in arms-length negotiations between the parties.  The transaction includes certain assets and liabilities in Calgary and Houston and two entities in Mexico, all of which are a part of the Core Laboratories Reservoir Management segment.  The final purchase price will be subject to certain working capital adjustments.  Additionally, the results of operations relating to the seismic operations not sold to Paradigm have been removed through the pro forma adjustments as the operation being abandoned is part of discontinued operations.

The accompanying unaudited pro forma consolidated condensed statements of income for the years ended December 31, 2003, 2002 and 2001, assume the sale and abandonment occurred on January 1, 2001 and give effects continuing business operations by removing the Seismic Business' historical results from those amounts previously reported.  Any gain or loss recorded from the sale and abandonment of assets is not reflected in the pro forma statements presented.

The above-mentioned statements have been prepared in accordance with the instructions to Form 8-K and Article 11 of Regulation S-X. In the opinion of management, all significant adjustments required for an appropriate pro forma presentation have been included.

The following pro forma adjustments are based upon the information available as of the date of this Form 8-K.  The pro forma statements of income do not purport to be indicative of results of our future operations.  That is, the pro forma information is not a projection of our future results from continuing operations, and does not include any pro forma adjustments for the future effects of the transactions including any income from the reinvestment of the proceeds of the sale of the Seismic Business.

Note 1.

Represents the historical results from operations as presented in our 2003 Form 10-K.

Note 2.

Represents the elimination of the results of the discontinued operations of the Seismic Business for the period as if the sale and abandonment had been completed on January 1, 2001.